Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 1 to the Quarterly Report on Form 10-Q of ONEOK, Inc. (the “Company”) for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I David L. Kyle, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1)  the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/  David L. Kyle
David L. Kyle
Chief Executive Officer
November 12, 2002